Rule 497(b)

         European Target 20 Portfolio, 2(nd) Quarter 2000 Series
          Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series
  Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series

                                 FT 414

FT 414 is a series of a unit investment trust, the FT Series. FT 414 consists of three separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a portfolio of common stocks ("Securities") selected by applying a specialized strategy. The objective of each Trust is to provide an above-average total return.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   First Trust (registered trademark)
                             1-800-621-9533


              The date of this prospectus is March 31, 2000
                         As amended April 3, 2000

               Table of Contents

Summary of Essential Information                           3
Fee Table                                                  4
Report of Independent Auditors                             6
Statements of Net Assets                                   7
Schedules of Investments                                   8
The FT Series                                             12
Portfolios                                                13
Risk Factors                                              14
Hypothetical Performance Information                      16
Public Offering                                           18
Distribution of Units                                     20
The Sponsor's Profits                                     21
The Secondary Market                                      21
How We Purchase Units                                     21
Expenses and Charges                                      21
Tax Status                                                22
Retirement Plans                                          24
Rights of Unit Holders                                    24
Income and Capital Distributions                          25
Redeeming Your Units                                      25
Investing in a New Trust                                  26
Removing Securities from a Trust                          27
Amending or Terminating the Indenture                     28
Information on the Sponsor, Trustee and Evaluator         29
Other Information                                         30

                        Summary of Essential Information

                                 FT 414


At the Opening of Business on the Initial Date of Deposit-March 31, 2000


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                                           Value Line
                                                                                                           (registered
                                                               European Target 20     Target Small-Cap     trademark)
                                                               Portfolio              Portfolio            Target Portfolio
                                                               2(nd) Quarter          2(nd) Quarter        2(nd) Quarter
                                                               2000 Series            2000 Series          2000 Series
                                                               ____________           ____________         ________________
Initial Number of Units (1)                                        15,010                 15,006               15,031
Fractional Undivided Interest in the Trust per Unit (1)          1/15,010               1/15,006             1/15,031
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities
    per Unit (2)                                               $    9.900             $    9.900           $    9.900
   Maximum Sales Charge of 2.75% of the Public Offering Price
    per Unit (2.778% of the net amount invested, exclusive of
the
    deferred sales charge) (3)                                 $     .275             $     .275           $     .275
   Less Deferred Sales Charge per Unit                         $    (.175)            $    (.175)          $    (.175)
   Public Offering Price per Unit (4)                          $   10.000             $   10.000           $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                $    9.725             $    9.725           $    9.725
Redemption Price per Unit (based on aggregate underlying value
    of Securities less the deferred sales charge) (5)          $    9.725             $    9.725           $    9.725
Estimated Net Annual Distributions per Unit (6)                $    .3221             $     N.A.           $     N.A.
Cash CUSIP Number                                              30265K 557             30265K 581           30265L 449
Reinvestment CUSIP Number                                      30265K 565             30265K 599           30265L 456
Wrap CUSIP Number                                              30265K 573             30265K 607           30265L 464
Security Code                                                       58508                  58510                58502

First Settlement Date                                 April 5, 2000
Rollover Notification Date                            June 1, 2001
Special Redemption and Liquidation Period             June 15, 2001 to June 29, 2001
Mandatory Termination Date (7)                        June 29, 2001
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2000.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2000.

____________

(1) As of the close of business on April 3, 2000, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price on the relevant stock exchange on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price on such date. The value of foreign Securities trading in non-U.S. currencies is determined by converting the value of such Securities to their U.S. dollar equivalent based on the offering side of the currency exchange rate for the currency in which a Security is generally denominated at the Evaluation Time on the business day prior to the Initial Date of Deposit. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(5) During the initial offering period the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After the initial offering period, the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) The actual net annual distributions per Unit you receive will vary from that set forth above with changes in a Trust's fees and expenses, dividends received, currency exchange rates, foreign withholding and with the sale of Securities. See "Fee Table" and "Expenses and Charges." Dividend yield was not a selection criterion for the Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series or the Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series. At the Rollover Notification Date for Rollover Unit holders or upon termination of a Trust for Remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to Unit holders. We will distribute money from the Capital Account monthly on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, we will distribute any funds in the Capital Account as part of the final liquidation distribution.

(7) See "Amending or Terminating the Indenture."

                                   Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although the Trusts have a term of approximately 15 months and are unit investment trusts rather than mutual funds, this information allows you to compare fees.

                                                              EUROPEAN TARGET 20               TARGET SMALL-CAP
                                                              PORTFOLIO, 2(ND) QUARTER         PORTFOLIO, 2(ND) QUARTER
                                                              2000 SERIES                      2000 SERIES
                                                              ________________________         ________________________
                                                                              Amount                           Amount
                                                                              per Unit                         per Unit
                                                                              ________                         ________
Unit Holder Transaction Expenses
(as a percentage of public offering price)
Maximum sales charge                                          2.75%           $.275            2.75%           $.275
                                                              ======          ======           ======          ======
Initial sales charge (paid at the time of purchase)           1.00%(a)        $.100            1.00%(a)        $.100
Deferred sales charge (paid in installments or at redemption) 1.75%(b)         .175            1.75%(b)         .175

Maximum sales charge imposed on reinvested dividends          1.75%           $.175            1.75%           $.175
                                                              ======          ======           ======          ======

Organization Costs
(as a percentage of public offering price)
Estimated organization costs                                  .265%(c)        $.0265           .210%(c)        $.0210
                                                              ======          ======           ======          ======

Estimated Annual Trust Operating Expenses
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative
    and evaluation fees                                       .060%           $.0060           .060%           $.0060
Creation and development fee                                  .250%            .0249           .250%            .0249
Trustee's fee and other operating expenses                    .208%(d)         .0207           .082%(d)         .0082
                                                              ______          ______           ______          ______
Total                                                         .518%           $.0516           .392%           $.0391
                                                              ======          ======           ======          ======

                                                                                              VALUE LINE(REGISTERED
                                                                                              TRADEMARK) TARGET
                                                                                              PORTFOLIO, 2(ND) QUARTER
                                                                                              2000 SERIES
                                                                                              ________________________
                                                                                                              Amount
                                                                                                              per Unit
                                                                                                              ______
Unit Holder Transaction Expenses
(as a percentage of public offering price)
Maximum sales charge                                                                          2.75%           $.275
                                                                                              ======          ======
Initial sales charge (paid at the time of purchase)                                           1.00%(a)        $.100
Deferred sales charge (paid in installments or at redemption)                                 1.75%(b)         .175

Maximum sales charge imposed on reinvested dividends                                          1.75%(c)        $.175
                                                                                              ======          ======

Organization Costs
(as a percentage of public offering price)
Estimated organization costs                                                                  .190%(d)        $.0190
                                                                                              ======          ======

Estimated Annual Trust Operating Expenses
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees                        .060%           $.0060
Creation and development fee                                                                  .250%            .0249
Trustee's fee and other operating expenses                                                    .181%(e)         .0180
                                                                                              ______          ______
   Total                                                                                      .491%           $.0489
                                                                                              ======          ======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust for the periods shown and then sell your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. Although your actual costs may vary, based on these assumptions your costs would be:

                                                          1 Year     3 Years    5 Years    10 Years
                                                          ______     _______    _______    ________
European Target 20 Portfolio, 2 (nd)Quarter 2000 Series   $353       $874       $1,420     $2,908
Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series      335        820        1,330      2,729
Value Line(registered trademark) Target Portfolio,
     2(nd) Quarter 2000 Series                             343        843        1,369      2,808

The example assumes that the principal amount and distributions are rolled annually into a New Trust, and you pay only the deferred sales charge. The example does not reflect sales charges on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

_____________

(a) The initial sales charge is the difference between the maximum sales charge (2.75% of the Public Offering Price) and any remaining deferred sales charge.

(b) The deferred sales charge is a fixed dollar amount equal to $.175 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in ten monthly installments commencing July 20, 2000.

(c) Estimated organization costs will be deducted from the assets of a Trust at the end of the initial offering period.

(d) The creation and development fee compensates the Sponsor for creating and developing the Trusts. Each Trust will be assessed this amount at the end of the initial offering period and will pay the Sponsor at such time. The creation and development fee is based on the net asset value of a Trust at the end of the initial offering period. In connection with the creation and development fee, in no event will the Sponsor collect more than .75% of a Unit holder's initial investment.

(e) Other operating expenses for the Value Line(registered trademark) Target Portfolio include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

                Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders
FT 414


We have audited the accompanying statements of net assets, including the schedules of investments, of FT 414, comprised of the European Target 20 Portfolio, 2(nd) Quarter 2000 Series; the Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series; and Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series as of the opening of business on March 31, 2000. These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of the letter of credit allocated among the Trusts on March 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statements of net assets. We believe that our audit of the statements of net assets provides a reasonable basis for our opinion.



In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 414, comprised of the European Target 20 Portfolio; 2(nd) Quarter 2000 Series, the Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series; and Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series at the opening of business on March 31, 2000 in conformity with accounting principles generally accepted in the United States.



                               ERNST & YOUNG LLP


Chicago, Illinois
March 31, 2000

                            Statements of Net Assets

                                 FT 414


                    At the Opening of Business on the
                 Initial Date of Deposit-March 31, 2000


                                                                                                          Value Line
                                                                                                          (registered
                                                                 European Target 20   Target Small-Cap    trademark)
                                                                 Portfolio            Portfolio           Target Portfolio
                                                                 2(nd) Quarter        2(nd) Quarter       2(nd) Quarter
                                                                 2000 Series          2000 Series         2000 Series
                                                                 _____________        ______________      ________________
NET ASSETS
Investment in Securities represented by purchase contracts (1)   $148,598             $148,562            $148,810
(2)
Less liability for reimbursement to Sponsor for organization         (398)                (315)               (286)
costs (3)
Less liability for deferred sales charge (4)                       (2,627)              (2,626)             (2,630)
                                                                 ________             _________           ________
Net assets                                                       $145,573             $145,621            $145,894
                                                                 ========             =========           ========
Units outstanding                                                  15,010               15,006              15,031

ANALYSIS OF NET ASSETS
Cost to investors (5)                                            $150,099             $150,063            $150,314
Less maximum sales charge (5)                                      (4,128)              (4,127)             (4,134)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                        (398)                (315)               (286)
                                                                 ________              ________           ________
Net assets                                                       $145,573              $145,621           $145,894
                                                                 ========              ========           ========

__________

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) An irrevocable letter of credit issued by The Chase Manhattan Bank, of which $600,000 will be allocated between the three Trusts in FT 414, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0265, $.0210 and $.0190 per Unit for the European Target 20 Portfolio, 2(nd) Quarter 2000 Series, the Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series and Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series, respectively. A payment will be made at the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from a Trust ($.175 per Unit), payable to us in ten equal monthly installments beginning on July 20, 2000 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through April 20, 2001. If you redeem Units before April 20, 2001 you will have to pay the remaining amount of the deferred sales charge applicable to such Units when you redeem them.

(5) The aggregate cost to investors in a Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge) computed at the rate of 2.75% of the Public Offering Price (equivalent to 2.778% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge as set forth under "Public
Offering."

                      Schedule of Investments

         European Target 20 Portfolio, 2(nd) Quarter 2000 Series
                                 FT 414


                    At the Opening of Business on the
                 Initial Date of Deposit-March 31, 2000


                                                                         Percentage
Number                                                                   of Aggregate Market        Cost of         Current
of                                                                       Offering     Value         Securities to   Dividend
Shares       Name of Issuer of Securities (1)                            Price        per Share     the Trust (2)   Yield (3)
______       _______________________________________                     _________    _________     _____________   _________
  335        ABN AMRO Holding NV                                           5%         $ 22.188      $  7,433        3.45%
  563        Abbey National Plc                                            5%           13.191         7,427        5.40%
1,332        BG Group Plc                                                  5%            5.575         7,426        2.92%
  275        Barclays Plc                                                  5%           26.989         7,422        3.28%
  165        Bayer AG                                                      5%           45.007         7,426        2.93%
  531        CGU Plc                                                       5%           13.973         7,419        4.82%
  113        DaimlerChrysler AG                                            5%           65.647         7,418        4.89%
  995        Diageo Plc                                                    5%            7.461         7,423        4.77%
1,521        ENI SpA                                                       5%            4.883         7,427        3.54%
  678        Halifax Group Plc                                             5%           10.944         7,420        3.88%
  262        Hoechst AG                                                    5%           28.380         7,436        2.93%
  138        ING Groep N.V.                                                5%           53.856         7,432        2.89%
  736        Lloyds TSB Group Plc                                          5%           10.083         7,421        4.67%
  206        RWE AG                                                        5%           36.120         7,441        3.78%
  481        Rio Tinto Plc                                                 5%           15.423         7,419        3.93%
  525        San Paolo-IMI SpA                                             5%           14.142         7,425        3.49%
  938        Shell Transport & Trading Company Plc                         5%            7.915         7,424        3.13%
   39        Societe Generale                                              5%          190.158         7,416        4.67%
   29        UBS AG                                                        5%          259.335         7,521        2.55%
1,200        Unilever Plc                                                  5%            6.185         7,422        3.58%
                                                                         _____                      ________
                    Total Investments                                    100%                       $148,598
                                                                         =====                      ========
___________

See "Notes to Schedules of Investments" on page 10.

                         Schedule of Investments

          Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series
                                 FT 414


At the Opening of Business on the Initial Date of Deposit-March 31, 2000


Number                                                                       Percentage        Market       Cost of
of        Ticker Symbol and                                                  of Aggregate      Value per    Securities to
Shares    Name of Issuer of Securities (1)                                   Offering Price    Share        the Trust (2)
______    _______________________________________                            ____________      ________     _____________
146       ACTL       Actel Corporation                                       2.70%             $27.500      $  4,015
125       AXTI       American Xtal Technology, Inc.                          2.54%              30.188         3,774
152       BWC        Belden Inc.                                             2.85%              27.813         4,228
210       CERN       Cerner Corporation                                      3.69%              26.125         5,486
631       CHRS       Charming Shoppes, Inc.                                  2.50%               5.875         3,707
116       CAKE       The Cheesecake Factory Incorporated                     3.05%              39.000         4,524
197       CHRZ       Computer Horizons Corp.                                 2.24%              16.875         3,324
118       CPWM       Cost Plus, Inc.                                         2.54%              32.000         3,776
271       XTO        Cross Timbers Oil Company                               2.38%              13.063         3,540
 76       DRC        Dain Rauscher Corporation                               3.35%              65.438         4,973
128       ELK        Elcor Corporation                                       3.03%              35.125         4,496
144       FCGI       First Consulting Group, Inc.                            1.61%              16.625         2,394
105       HAR        Harman International Industries, Incorporated           4.02%              56.875         5,972
 61       HIFN       hi/fn, inc.                                             2.51%              61.000         3,721
215       IINT       Indus International, Inc.                               1.17%               8.063         1,734
144       NSIT       Insight Enterprises, Inc.                               3.69%              38.063         5,481
150       INSUA      Insituform Technologies, Inc. (Class A)                 2.99%              29.625         4,444
172       INTL       Inter-Tel, Incorporated                                 2.89%              25.000         4,300
110       JAKK       JAKKS Pacific, Inc.                                     1.46%              19.750         2,173
182       KMT        Kennametal Inc.                                         3.45%              28.188         5,130
 75       KRON       Kronos Incorporated                                     2.10%              41.625         3,122
 59       LSTR       Landstar System, Inc.                                   2.07%              52.125         3,075
 66       METG       META Group, Inc.                                        1.16%              26.063         1,720
 71       MINI       Mobile Mini, Inc.                                       0.91%              19.000         1,349
113       NDB        National Discount Brokers Group, Inc.                   3.84%              50.500         5,706
 64       ASGN       On Assignment, Inc.                                     1.90%              44.188         2,828
169       PSUN       Pacific Sunwear of California, Inc.                     4.21%              37.000         6,253
172       POWI       Power Integrations, Inc.                                2.63%              22.750         3,913
102       PHCC       Priority Healthcare Corporation (Class B)               3.30%              48.125         4,909
 87       PRHC       Province Healthcare Company                             1.80%              30.750         2,675
 39       SBSE       SBS Technologies, Inc.                                  0.77%              29.438         1,148
119       BTOB       SierraCities.com Inc.                                   1.07%              13.375         1,592
107       SORC       The Source Information Management Company               1.28%              17.750         1,899
 70       SWS        Southwest Securities Group, Inc.                        2.10%              44.500         3,115
 88       SRCL       Stericycle, Inc.                                        1.36%              23.000         2,024
111       SGY        Stone Energy Corporation                                3.76%              50.375         5,592
156       TTWO       Take-Two Interactive Software, Inc.                     1.31%              12.438         1,940
250       WATR       Tetra Tech, Inc.                                        3.94%              23.438         5,859
 92       TBL        The Timberland Company (Class A)                        3.30%              53.250         4,899
187       VICR       Vicor Corporation                                       2.53%              20.063         3,752
                                                                            _______                         _________
                             Total Investments                                100%                          $148,562
                                                                            =======                         =========

___________

See "Notes to Schedules of Investments" on page 10.

                     Schedule of Investments

  Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000
                                 Series
                                 FT 414


                    At the Opening of Business on the
                 Initial Date of Deposit-March 31, 2000


                                                                                   Percentage
Number                                                                             of Aggregate  Market       Cost of
of         Ticker Symbol and                                                       Offering      Value        Securities to
Shares     Name of Issuer of Securities (1)                                        Price         per Share    the Trust (2)
______     _______________________________________                                 _________     _________    _____________
 21        AVX         AVX Corporation                                              1.05%        $ 74.250     $  1,559
 24        ADBE        Adobe Systems Incorporated                                   1.73%         107.188        2,573
 77        ADI         Analog Devices, Inc.                                         3.99%          77.063        5,934
158        AMAT        Applied Materials, Inc.                                      9.86%          92.875       14,674
135        BCE         BCE Inc. (4)                                                11.15%         122.938       16,597
 33        CY          Cypress Semiconductor Corporation                            1.01%          45.500        1,502
 29        ESIO        Electro Scientific Industries, Inc.                          1.02%          52.125        1,512
 42        GMST        Gemstar International Group Limited                          2.26%          80.000        3,360
 38        IDTI        Integrated Device Technology, Inc.                           1.00%          39.250        1,492
 59        IVX         IVAX Corporation                                             1.01%          25.375        1,497
 49        JMED        Jones Pharma Incorporated                                    1.02%          30.938        1,516
 65        LSI         LSI Logic Corporation                                        2.85%          65.313        4,245
 15        MCRL        Micrel, Incorporated                                         1.03%         102.313        1,535
 69        NTAP        Network Appliance, Inc.                                      3.70%          79.750        5,503
473        ORCL        Oracle Corporation                                          24.93%          78.438       37,101
 41        PEB         PE Corp.-PE Biosystems Group                                 2.24%          81.500        3,341
 30        PMCS        PMC-Sierra, Inc. (4)                                         3.49%         173.250        5,197
 28        QLGC        QLogic Corporation                                           2.35%         125.063        3,502
150        QCOM        QUALCOMM Incorporated                                       14.64%         145.250       21,787
 32        SCI         SCI Systems, Inc.                                            1.02%          47.500        1,520
 14        SDLI        SDL, Inc.                                                    1.80%         191.250        2,677
 38        SEBL        Siebel Systems, Inc.                                         2.92%         114.500        4,351
 21        SYMC        Symantec Corporation                                         1.02%          72.000        1,512
 35        TER         Teradyne, Inc.                                               1.88%          79.750        2,791
 32        TTN         The Titan Corporation                                        1.03%          47.875        1,532
                                                                                    _______                   ________
                                Total Investments                                    100%                     $148,810
                                                                                    =======                   ========

____________

                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. We entered into purchase contracts for the Securities on March 31, 2000. Each Trust has a Mandatory Termination Date of June 29, 2001.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired-generally determined by the closing sale prices of the Securities on the applicable exchange (where applicable, converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time) at the Evaluation Time on March 30, 2000, the business day prior to the Initial Date of Deposit. The valuation of the Securities has been determined by the Evaluator, an affiliate of ours. The cost of the Securities to us

Page 10

and our loss (which is the difference between the cost of the Securities to us and the cost of the Securities to a Trust) are set forth below:

                                                                            Cost of
                                                                            Securities    Profit
                                                                            to Sponsor    (Loss)
                                                                            ___________   ______
European Target 20 Portfolio, 2(nd) Quarter 2000 Series                     $150,484      $(1,886)
Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series                        148,860         (298)
Value Line(registered trademark) Target Portfolio, 2nd Quarter 2000 Series   152,749       (3,939)

(3) Current Dividend Yield for each Security was calculated by dividing the most recent annualized ordinary dividend paid on a Security by that Security's closing sale price at the Evaluation Time on the business day prior to the Initial Date of Deposit.

(4) This Security represents the common stock of a foreign company which trades directly on a U.S. national securities exchange.

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 414, consists of three separate portfolios set forth below:

- European Target 20 Portfolio
- Target Small-Cap Portfolio
- Value Line(registered trademark)) Target Portfolio

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

Mandatory Termination Date.

The Trusts will terminate on the Mandatory Termination Date set forth in "Summary of Essential Information." Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, The Chase Manhattan Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

With our deposit of Securities on the Initial Date of Deposit we established a percentage relationship among the Securities in each Trust's portfolio, as stated under "Schedule of Investments" for each Trust. After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit, and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.


Since the prices of the Securities will fluctuate daily, the ratio of Securities in a Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible.


An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for a Trust to buy Securities. If we or an affiliate of ours act as agent to a Trust we will be subject to the restrictions under the Investment
Company Act of 1940, as amended.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in a Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                       Portfolios

Objectives.

When you invest in a Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. Because the Trusts' lives are short (approximately 15 months), we cannot guarantee that a Trust will achieve its objective or that a Trust will make money once expenses are deducted.

Each Trust's investment objective is to provide an above-average total return. The European Target 20 Portfolio, 2(nd) Quarter 2000 Series seeks to meet its objective through a combination of capital appreciation and dividend income, while the Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series and the Value Line(registered trademark)) Target Portfolio, 2 nd(nd) Quarter 2000 Series each seek their objective through capital appreciation. As discussed below, each Trust follows a different investment strategy to meet its objective.

Portfolio Strategies.

European Target 20 Portfolio Strategy.

The European Target 20 Portfolio invests in stocks with high dividend yields. Investing in stocks with high dividend yields may be effective in achieving the Trust's investment objective, because regular dividends are common for established companies, and dividends have historically accounted for a large portion of the total return on stocks. The European Target 20 Portfolio is determined as follows:


Step 1: We rank the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain,
Sweden, Switzerland or the United Kingdom by dividend yield as of five business days prior to the date of this prospectus.


Step 2: We select the 20 highest dividend-yielding stocks for the European Target 20 Portfolio.

Target Small-Cap Portfolio Strategy.

The Target Small-Cap Portfolio invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes. The Target Small-Cap Portfolio is determined as follows:

Step 1: We select the stocks of all U.S. corporations which trade on the NYSE, the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of two business days prior to the date of this prospectus.

Step 2: We then select companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

Step 3: We next select stocks with positive three-year sales growth.

Step 4: From there we select those stocks whose most recent annual earnings are positive.

Step 5: We eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6: We select the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest) for the Target Small-Cap Portfolio.

For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. All steps apply monthly and rolling quarterly data instead of annual figures where possible.

Companies which, based on publicly available information as of two business days prior to the date of this prospectus, are the subject of an announced business combination which we expect will happen within six months of date of this prospectus have been excluded from the Target Small-Cap Strategy Portfolio.

Value Line(registered trademark) Target Portfolio Strategy.

The Value Line(registered trademark) Target Portfolio invests in 25 of the 100 stocks that Value Line(registered trademark) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(registered trademark) ranks 1,700 stocks which represent approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(registered trademark) bases their rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line(registered trademark) Target

Portfolio is determined as follows:


Step 1: We start with the 100 stocks which Value Line(registered trademark) at the initial date of deposit gives their #1 ranking for Timeliness(TM), remove the stocks of companies considered to be securities related issuers, and apply the following screens as of two business days prior to the date of this prospectus.


Step 2: We screen for consistent growth by ranking these remaining stocks based on 12-month and 6-month price appreciation (best [1] to worst [100]).

Step 3: We then screen for profitability by ranking the stocks by their return on assets.

Step 4: Finally, we screen for value by ranking the stocks based on their price to cash flow.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the Value Line(registered trademark) Target Portfolio.

The stocks which comprise the Value Line(registered trademark) Target Portfolio are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.


"Value Line," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Nike Securities L.P. The Value Line(registered trademark) Target Portfolio is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc. Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Trust.


Value Line, as well as the publishers of the MSCI Europe Index, Ibbotson Small-Cap Index and the S&P 500 Index, are not affiliated with us and have not participated in creating the Trusts or selecting the Securities for the Trusts. Except as noted above none of the index publishers have given us a license to use their index nor have they approved of any of the information in this prospectus.

Please note that we applied each strategy which makes up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities.

                      Risk Factors

Price Volatility. The European Target 20 Portfolio, 2(nd) Quarter 2000 Series invests in the common stock of foreign companies, while the Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series and the Value Line(registered trademark) Target Portfolio, 2 nd(nd) Quarter 2000 Series may invest in the common stock of both domestic and foreign companies. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The European Target 20 Portfolio, 2(nd) Quarter 2000 Series, which uses dividend yield as a selection criteria, employs a contrarian strategy in which the Securities selected share qualities that have caused them to have lower share prices or higher dividend yields than other common stocks in their peer group. There is no assurance that negative factors affecting the share price or dividend yield of these Securities will be overcome over the life of the Trust or that these Securities will increase in value.

The Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series is concentrated in Securities issued by companies with market capitalizations of less than $1 billion. The share prices of these small-cap companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Strategy. Please note that we applied the strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee the strategy or the investment objective of a Trust will be achieved. The actual performance of the Trusts will be different than the hypothetical returns of each Trust's comparative index. Because the Trusts are unmanaged and follow a strategy, the Trustee will not buy or sell Securities in the event a strategy is not achieving the desired results.

Financial Institutions Industry. Because more than 25% of the European Target 20 Portfolio is invested in common stocks of financial institutions, this Trust is considered to be concentrated in the financial institutions industry. A portfolio concentrated in a single industry may present more risk than a portfolio diversified over several industries. Financial institutions are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, financial institutions are extensively regulated and may be adversely affected by increased or changing regulations.

Financial institutions face increased competition from nontraditional lending sources as regulatory changes permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.


Technology Industry. The Value Line(registered trademark)) Portfolio is considered to be concentrated in technology stocks. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing; frequent introduction of new or enhanced products; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.


Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, or of the industries represented by these issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the Securities.


Foreign Stocks. All of the Securities in the European Target 20 Portfolio, 2(nd) Quarter 2000 Series and certain of the Securities in the Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series are issued by foreign companies, which makes the Trust subject to more risks than if it invested solely in domestic common stocks. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries.


The purchase and sale of the foreign Securities will generally occur only in foreign securities markets. Although we do not believe that the Trusts will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner. Custody of certain of the Securities in the European Target 20 Portfolio is maintained by Cedel Bank S.A., a global custody and clearing institution which has entered into a sub-custodian relationship with the Trustee.

United Kingdom. The European Target 20 Portfolio, 2(nd) Quarter 2000 Series is also considered to be concentrated in common stocks of U.K. issuers. The United Kingdom is one of 15 members of the European Union ("EU") which was formed by the Maastricht Treaty on European Union. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the member nations and make Europe one of the largest common markets in the world. However, the uncertain implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on Securities issued by U.K. issuers impossible to predict.

Unlike a majority of EU members, the United Kingdom did not convert its currency to the new common European currency, the euro, on January 1, 1999. All companies with significant markets or operations in Europe face strategic challenges as these entities adapt to a single currency. The euro conversion may materially impact revenues, expenses or income; increase competition; affect issuers' currency exchange rate risk and derivatives exposure; cause issuers to increase spending on information technology updates; and result in potentially adverse tax consequences. We cannot predict when or if the United Kingdom will convert to the euro or what impact the implementation of the euro throughout a majority of EU countries will have on U.K. or European issuers.

Exchange Rates. Because securities of foreign issuers generally pay dividends and trade in foreign currencies, the U.S. dollar value of these Securities (and therefore Units of the Trusts) will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons. The recent conversion by eleven of the fifteen EU members of their national currencies to the euro could negatively impact the market rate of exchange between such currencies (or the newly created euro) and the U.S. dollar.

To determine the value of foreign Securities or their dividends, the Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not reflect the amount the Trusts would receive, in U.S. dollars, had the Trustee sold any particular currency in the market.

          Hypothetical Performance Information

The following table compares hypothetical performance information for the strategies employed by each Trust and the actual performance of the Ibbotson Small-Cap Index, MSCI Europe Index and S&P 500 Index in each of the full years listed below (and as of the most recent quarter).

These hypothetical returns should not be used to predict future performance of the Trusts. Returns from a Trust will differ from its strategy for several reasons, including the following:

- Total Return figures shown do not reflect sales charges, commissions, Trust expenses or taxes.

- Strategy returns are for calendar years (and through the most recent quarter), while the Trusts begin and end on various dates.

- Trusts have a maturity longer than one year.

- Trusts may not be fully invested at all times or equally weighted in all stocks comprising a strategy.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

- For Trusts investing in foreign Securities, currency exchange rates may differ.

You should note that the Trusts are not designed to parallel movements in any index and it is not expected that they will do so. In fact, each Trust's strategy underperformed its comparative index in certain years and we cannot guarantee that a Trust will outperform its respective index over the life of a Trust or over consecutive rollover periods, if available. Each index differs widely in size and focus, as described below.

Ibbotson Small-Cap Index. The Ibbotson Small-Cap Index is a market capitalization weighted index of the ninth and tenth deciles of the New York Stock Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

MSCI Europe Index. The MSCI Europe Index is an equity market capitalization weighted index consisting of over 500 companies from all of the developed markets in Europe.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

                                COMPARISON OF TOTAL RETURN(2)

                Hypothetical Strategy Total Returns(1)                     Index Total Returns
                ______________________________________                     ___________________
                                   Value Line
          European    Target       (registered trademark)   MSCI       Ibbotson
          Target 20   Small-Cap    Target                   Europe     Small-Cap   S&P 500
Year      Strategy    Strategy     Strategy                 Index      Index       Index
_____     ________    ________     _________                ______     ______      ______
1972                   12.66%                                            4.43%
1973                  -25.02%                                          -30.90%
1974                  -34.85%                                          -19.95%
1975                   40.13%                                           52.82%
1976                   45.70%                                           57.38%
1977                   16.22%                                           25.38%
1978                   17.53%                                           23.46%
1979                   40.78%                                           43.46%
1980                   61.97%                                           38.88%
1981                   -9.46%                                           13.88%
1982                   51.26%                                           28.01%
1983                   31.04%                                           39.67%
1984       2.00%       -1.10%                                1.26%      -6.67%
1985      79.54%       50.81%       31.91%                  79.79%      24.66%     31.77%
1986      42.53%       23.35%       20.28%                  44.46%       6.85%     18.31%
1987      14.86%       14.94%       17.06%                   4.10%      -9.30%      5.33%
1988      16.77%       23.19%       -6.94%                  16.35%      22.87%     16.64%
1989      33.09%       26.10%       48.06%                  29.06%      10.18%     31.35%
1990      -0.49%        1.08%        8.32%                  -3.37%     -21.56%     -3.30%
1991      16.59%       59.55%       83.63%                  13.66%      44.63%     30.40%
1992      -4.03%       27.81%      -10.16%                  -4.25%      23.35%      7.62%
1993      37.38%       22.47%       25.18%                  29.79%      20.98%      9.95%
1994      -0.51%        2.11%       13.79%                   2.66%       3.11%      1.34%
1995      34.71%       41.65%       52.56%                  22.13%      34.66%     37.22%
1996      24.35%       34.96%       54.77%                  21.57%      17.62%     22.82%
1997      28.91%       16.66%       34.37%                  24.20%      22.78%     33.21%
1998      35.77%        1.85%       92.41%                  28.80%      -7.38%     28.57%
1999      29.17%       12.88%      112.48%                  14.12%      28.96%     20.94%
2000      -7.70%        3.99%       25.58%                  -0.26%      17.92%      2.27%
(thru
3/31)

________________

(1)The Strategy stocks for each Strategy for a given year consist of the common stocks selected by applying the respective Strategy as of the beginning of the period (and not the date the Trust actually sells Units).

(2)Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested semi-annually and all returns are stated in terms of U.S. dollars. Based on the year-by-year returns contained in the table, over the full years as listed above, the European Target 20 Strategy, the Target Small-Cap Strategy and the Value Line(registered trademark) Target Strategy achieved an average annual total return of 22.83%, 19.19% and 34.42%, respectively. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the MSCI Europe Index, the Ibbotson Small-Cap Index and the S&P 500 Index which were 18.74%, 15.31% and 18.82%, respectively.

                     Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge (which combines an initial up-front sales charge and a deferred sales charge).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the relevant currency exchange rates, changes in the applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading, and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Sales Charges.


The sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is initially equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary with the purchase price of your Unit. When the Public Offering Price exceeds $10.00 per Unit, the initial sales charge will exceed 1.00% of the Public Offering Price. This initial sales charge is actually the difference between the maximum sales charge of 2.75% and the maximum remaining deferred sales charge (initially $.175 per Unit) and will vary from 1.00% with changes in the aggregate underlying value of the Securities, changes in the Income and Capital Accounts and as deferred sales charge payments are made.



Monthly Deferred Sales Charge. In addition, ten monthly deferred sales charges of $.0175 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from July 20, 2000 through

April 20, 2001. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.75% of the Public Offering Price.


Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for a "wrap fee account" as described below) the maximum sales charge is reduced, as follows:

                              Your maximum
If you invest                 sales charge
(in thousands)*               will be
_______________               ____________
$50 but less than $100        2.50%
$100 but less than $150       2.25%
$150 but less than $500       1.90%
$500 but less than $1,000     1.75%
$1,000 or more                1.00%

*Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trusts in this prospectus with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. Any reduced sales charge is the responsibility of the party making the sale.

If you commit to purchase Units of the Trusts, or subsequent series of the Trusts, valued at $1,000,000 or more over a 12-month period, commencing with your first purchase you will receive the reduced sales charge set forth above on all individual purchases over $83,000.

If you purchase Units with rollover proceeds from a previous series of a Trust, you will be subject only to the maximum deferred sales charge on such Units (for rollover purchases of $1,000,000 or more, the charge will be a deferred sales charge limited to 1.00% of the Public Offering Price), but you will not be eligible to receive the reduced sales charges described in the above table. In addition, you can use termination proceeds from other unit investments trusts with a similar strategy as a Trust, or redemption or termination proceeds from any unit investment trust we sponsor, to purchase Units of the Trusts subject only to any remaining deferred sales charge. Please note that you will be charged the amount of any remaining deferred sales charge on Units you redeem when you redeem them.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

If you purchase Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" charge is imposed, your Units will only be assessed that portion of the sales charge retained by the Sponsor, .5% of the Public Offering Price. This discount for "wrap fee" purchases is available whether or not you purchase Units with the Wrap CUSIP. However, if you purchase Units with the Wrap CUSIP, you should be aware that all distributions of income and/or capital will be automatically reinvested into additional Units of your Trust subject only to that portion of the sales charge retained by the Sponsor. See "Distribution of Units-Dealer Concessions."

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

The total value of the Securities in the European Target 20 Portfolio during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary. In addition, during this period the aggregate underlying value of the Securities is computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

                  Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit. However, this amount will be reduced to $0.13 per Unit on purchases by Rollover Unit holders or on the sale of Units subject only to any remaining deferred sales charge. In addition, dealers and other selling agents will receive a maximum concession of up to $0.10 per Unit on purchases of Units resulting from the automatic reinvestment of income or capital distributions into additional Units.

Dealers and other selling agents who sell Units of a Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:

Total sales per Trust        Additional
(in millions)                Concession
_____________________        __________
$1 but less than $3          0.050%
$3 but less than $5          0.100%
$5 or more                   0.150%

Dealers and other selling agents who, during any consecutive 12-month period, sell at least $2 billion worth of primary market units of unit investment trusts sponsored by us will receive a concession of $30,000 in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. If we reacquire, or the Trustee redeems, Units from brokers, dealers or other selling agents while a market is being maintained for such Units, such entities agree to immediately repay to us any concession or agency commission relating to the reacquired Units. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to our dealers' registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Investment Comparisons.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indices, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit for each Trust less any reduced sales charge as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                  The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                  Expenses and Charges

The estimated annual expenses of the Trusts are listed under "Fee
Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of the

Trusts from the Income Account of a Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trusts, and will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts.

The fees payable to us, First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such service in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. Each Trust pays this "creation and development fee" as a percentage of that Trust's net asset value at the end of the initial offering period. In connection with the creation and development fee, in no event will the Sponsor collect more than .75% of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

In addition to a Trust's operating expenses, and the fees described above, the Trusts may also incur the following charges:

- A quarterly license fee (which will fluctuate with a Trust's net asset value) payable by the Value Line(registered trademark) Target Portfolio for the use of certain trademarks and trade names of Value Line;

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on a Trust. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Income or Capital Accounts of a Trust, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                       Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Trust Status.

The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by a Trust, and as such you will be considered to have received a pro rata share of income (i.e., dividends and capital gains, if any) from each Security when such income is considered to be received by a Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust which you must take into account for federal income tax purposes is not reduced for amounts used to pay a deferred sales charge.

Your Tax Basis and Income or Loss Upon Disposition.

If your Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units, generally including sales charges, among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Tax Code may, however, treat certain capital gains as ordinary income in special situations.

Rollovers.


If you elect to have your proceeds from a Trust rolled over into the next series of such Trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of a Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the trusts have substantially identical Securities under the wash sale provisions of the Internal Revenue Code.


In-Kind Distributions.


Under certain circumstances, you may request a distribution of Securities (an "In-Kind Distribution") from the Target Small-Cap Portfolio or the Value Line(registered trademark) Target Portfolio when you redeem your Units or at the Trust's termination. If you request an In-Kind Distribution you will be responsible for any expenses related to this distribution. By electing to receive an In-Kind Distribution, you will receive whole shares of stock plus, possibly, cash.


You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by the Trust. However, if you also receive cash in exchange for a fractional share of a Security held by such Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Security.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes you must take into account your full pro rata share of a Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by a Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Distributions by a Trust that are treated as U.S. source income (e.g., dividends received on Securities of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. However, distributions by a Trust that are derived from dividends of Securities of a foreign corporation and that are not effectively connected to your conduct of a trade or business within the United States will generally not be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other U.S. persons, provided that less than 25 percent of the gross income of the foreign corporation over the three-year period ending with the close of the taxable year preceding payment was effectively connected to the conduct of a trade or business within the United States.

Some distributions by a Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by a Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trusts will not be taxed as corporations, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                    Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of your Trust;

- The number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- A summary of transactions in your Trust for the year;

- Any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of a Trust. All other receipts, such as return of capital, are credited to the Capital Account of a Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. However, if you own Units of the Target Small-Cap Portfolio or the Value Line(registered trademark) Target Portfolio, you may elect to receive an In-Kind Distribution as described under "Amending or Terminating the Indenture." All Unit holders will receive a pro rata share of any other assets remaining in their Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of that Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Distributions on Units identified by the Wrap CUSIP will be automatically reinvested into additional Units of your Trust. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. You will have to pay any remaining deferred sales charge on any Units acquired pursuant to this distribution reinvestment option. This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                  Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account of a Trust if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account of a Trust. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."


If you tender 1,000 Units or more of the Target Small-Cap Portfolio or the Value Line(registered trademark) Target Portfolio for redemption, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, no In-Kind Distribution requests submitted during the nine business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.


The Trustee may sell Securities of a Trust to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in that Trust;
and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of such Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of such Trust, if any;

4. cash held for distribution to Unit holders of record of such Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by such Trust; and

dividing

1. the result by the number of outstanding Units of such Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                Investing in a New Trust

Each Trust's portfolio has been selected on the basis of capital appreciation potential for a limited time period. When each Trust is about to terminate, you may have the option to roll your proceeds into the next series of a Trust (the "New Trusts") if one is available. We intend to create the New Trusts in conjunction with the termination of the Trusts and plan to apply the same strategy we used to select the portfolio for the Trusts to the New Trusts.

If you wish to have the proceeds from your Units rolled into a New Trust you must notify the Trustee in writing of your election by the Rollover Notification Date stated in the "Summary of Essential Information." As a Rollover Unit holder, your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as Distribution Agent, during the Special Redemption and Liquidation Period. The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of a New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject only to the maximum remaining deferred sales charge on such units (currently expected to be $.175 per unit).

We intend to create New Trust units as quickly as possible, depending on the availability of the Securities contained in a New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in a New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." If you elect not to participate as a Rollover Unit holder ("Remaining Unit holders"), you will not incur capital gains or losses due to the Special Redemption and Liquidation, nor will you be charged any additional sales charge. We may modify, amend or terminate this rollover option upon 60 days notice.

            Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trusts to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of Units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute the Trusts' portfolio transactions, or when acting as agent for the Trusts in acquiring or selling Securities on behalf of the Trusts.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, each Trust will terminate on the Mandatory Termination Date. A Trust may be terminated prior to the Mandatory Termination Date:

- Upon the consent of 100% of the Unit holders;

- If the value of the Securities owned by such Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.


If you own at least 1,000 Units of the Target Small-Cap Portfolio or the Value Line(registered trademark) Target Portfolio, the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution of Securities (reduced by customary transfer and registration charges) rather than the typical cash distribution. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in either the Rollover Option or the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from a Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

    Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trusts, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                    Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

Ernst & Young LLP, independent auditors, have audited the Trusts' statements of net assets, including the schedules of investments, at the opening of business on the Initial Date of Deposit, as set forth in their report. We've included the Trusts' statements of net assets, including the schedules of investments, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                 This page is intentionally left blank.

Page 31


                   FIRST TRUST (registered trademark)

         European Target 20 Portfolio, 2(nd) Quarter 2000 Series
          Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series
Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series
                                 FT 414

                                Sponsor:

                          Nike Securities L.P.
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

                        ________________________

When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.

                        ________________________

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

-  Securities Act of 1933 (file no. 333-31112) and

-  Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov


                             March 31, 2000
                        As amended April 3, 2000


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 32


                   First Trust (registered trademark)

                         TARGET PORTFOLIO SERIES

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in Target Portfolio Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing.


This Information Supplement is dated March 31, 2000, as amended April 3, 2000. Capitalized terms have been defined in the prospectus.


                                                   Table of Contents
Value Line Publishing, Inc.                                                                                         1
Risk Factors
   Securities                                                                                                       2
   Dividends                                                                                                        2
   Foreign Issuers                                                                                                  2
      United Kingdom                                                                                                3
   Exchange Rate                                                                                                    4
Concentrations
   Banks and Thrifts                                                                                                7
   Small-Cap Companies                                                                                              8
   Technology Companies                                                                                             9
Portfolios
   Equity Securities Selected for European Target 20 Portfolio, 2(nd) Quarter 2000 Series                          10
   Equity Securities Selected for Target Small-Cap Portfolio, 2(nd) Quarter 2000 Series                            11
   Equity Securities Selected for Value Line(registered trademark) Target Portfolio, 2(nd) Quarter 2000 Series     13


Value Line Publishing, Inc.



Value Line Publishing, Inc.'s ("VLPI") only relationship to Nike is VLPI's licensing to Nike of certain VLPI trademarks and trade names and the Value Line(registered trademark) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to Nike, this Product or any investor. VLPI has no obligation to take the needs of Nike or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line(registered trademark) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.



VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND

IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER
CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.


Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors. From September 30, 1997 through October 30, 1997, amid record trading volume, the S&P
500 Index, DJIA, FT Index and Hang Seng Index declined 4.60%, 7.09%,
6.19% and 31.14%, respectively. In addition, against a backdrop of continued uncertainty regarding the current global currency crisis and falling commodity prices, during the period between July 31, 1998 and September 30, 1998, the S&P 500, DJIA and FT Index declined by 8.97%, 11.32% and 17.80%, respectively, while the Hang Seng Index increased .20%.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Foreign Issuers. Since all of the Securities included in the European Target 20 Portfolio and certain of the Securities in the Value Line(registered trademark) Target Portfolio consist of securities of foreign issuers, an investment in these Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trust, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trust.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities. See "Exchange Rate" below.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trust are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trust of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such Trust. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trust and on the ability of such Trust to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to a Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The portfolios of the Trusts may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. In the first quarter of 1998, gross domestic product (GDP) of the United Kingdom grew to a level 3.0% higher than in the first quarter of 1997, however the overall rate of GDP growth has slowed since the third quarter of 1997. The slow down largely reflects a deteriorating trade position and higher indirect taxes. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994. The United Kingdom is a member of the European Union (the "EU") which was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of Securities issued by United Kingdom companies impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the "euro") on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and the Sponsor is unable to predict if or when the United Kingdom will convert to the euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S.

dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating) face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the Securities issued by United Kingdom companies in the Trusts.

Exchange Rate. The European Target 20 Portfolio is comprised totally of Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. In Europe, the euro has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the euro:

                         Foreign Exchange Rates

              Range of Fluctuations in Foreign Currencies

                      United Kingdom
Annual                Pound Sterling/
Period                U.S. Dollar
_____                 __________
1983                  0.616-0.707
1984                  0.670-0.864
1985                  0.672-0.951
1986                  0.643-0.726
1987                  0.530-0.680
1988                  0.525-0.601
1989                  0.548-0.661
1990                  0.504-0.627
1991                  0.499-0.624
1992                  0.499-0.667
1993                  0.630-0.705
1994                  0.610-0.684
1995                  0.610-0.653
1996                  0.583-0.670
1997                  0.584-0.633
1998                  0.584-0.620
    1999              0.597-0.646

Source: Bloomberg L.P.


             End of Month Exchange Rates                          End of Month Exchange Rates
               for Foreign Currencies                         for Foreign Currencies (continued)

                   United Kingdom                                      United Kingdom
                   Pound Sterling/  Euro/                              Pound Sterling/  Euro/
Monthly Period     U.S. Dollar      U.S. Dollar    Monthly Period      U.S. Dollar      U.S. Dollar
________           __________       ________       __________          __________       ______
1992:                                               February           .653             N.A.
 January           .559             N.A.            March              .655             N.A.
 February          .569             N.A.            April              .664             N.A.
 March             .576             N.A.            May                .645             N.A.
 April             .563             N.A.            June               .644             N.A.
 May               .546             N.A.            July               .642             N.A.
 June              .525             N.A.            August             .639             N.A.
 July              .519             N.A.            September          .639             N.A.
 August            .503             N.A.            October            .615             N.A.
 September         .563             N.A.            November           .595             N.A.
 October           .641             N.A.            December           .583             N.A.
 November          .659             N.A.           1997:
 December          .662             N.A.            January            .624             N.A.
1993:                                               February           .614             N.A.
 January           .673             N.A.            March              .611             N.A.
 February          .701             N.A.            April              .616             N.A.
 March             .660             N.A.            May                .610             N.A.
 April             .635             N.A.            June               .600             N.A.
 May               .640             N.A.            July               .609             N.A.
 June              .671             N.A.            August             .622             N.A.
 July              .674             N.A.            September          .619             N.A.
 August            .670             N.A.            October            .598             N.A.
 September         .668             N.A.            November           .592             N.A.
 October           .676             N.A.            December           .607             N.A.
 November          .673             N.A.           1998:
 December          .677             N.A.            January            .613             N.A.
1994:                                               February           .609             N.A.
 January           .664             N.A.            March              .598             N.A.
 February          .673             N.A.            April              .598             N.A.
 March             .674             N.A.            May                .613             N.A.
 April             .659             N.A.            June               .600             N.A.
 May               .662             N.A.            July               .613             N.A.
 June              .648             N.A.            August             .595             N.A.
 July              .648             N.A.            September          .589             N.A.
 August            .652             N.A.            October            .596             N.A.
 September         .634             N.A.            November           .607             N.A.
 October           .611             N.A.            December           .602             N.A.
 November          .639             N.A.           1999:
 December          .639             N.A.            January            .608             1.136
1995:                                               February           .624             1.103
 January           .633             N.A.            March              .621             1.076
 February          .631             N.A.            April              .621             1.057
 March             .617             N.A.            May                .624             1.042
 April             .620             N.A.            June               .634             1.035
 May               .630             N.A.            July               .617             1.071
 June              .627             N.A.            August             .623             1.056
 July              .626             N.A.            September          .607             1.068
 August            .645             N.A.            October            .608             1.055
 September         .631             N.A.            November           .626             1.009
 October           .633             N.A.            December           .618             1.006
 November          .652             N.A.           2000:
 December          .645             N.A.            January            .619              .971
1996:                                               February           .633              .964
 January           .661             N.A.            March              .628              .955

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Concentrations

Banks and Thrifts. Certain Trusts may be considered to be concentrated in common stocks of financial institutions. See "Risk Factors" in the prospectus which will indicate, if applicable, a Trust's concentration in this industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Securities in the Trust's portfolio cannot be predicted with certainty. The recently enacted Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking which has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Starting in mid-1997, banks were allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. In late 1993 the United States Treasury Department proposed a restructuring of the banks regulatory agencies which, if implemented, may adversely affect certain of the Securities in the Trust's portfolio. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Securities in a Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on a Trust's portfolio.

The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Sponsor makes no prediction as to the effect, if any, such laws will have on the Securities or whether such approvals, if necessary, will be obtained.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Technology Companies. Certain Portfolios are considered to be concentrated in common stocks of technology companies. See "Risk
Factors" in the prospectus which will indicate, if applicable, a Trust's concentration in this industry.



Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.



Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.



Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.



Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the Securities in a Trust.



Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.


Portfolios

 Equity Securities Selected for the European Target 20 Portfolio,
                     2(nd) Quarter 2000 Series


ABN AMRO Holding NV, headquartered in Amsterdam, the Netherlands, provides full-service banking operations both in the Netherlands and worldwide.



Abbey National Plc, headquartered in London, England, offers personal banking services through its locations in the United Kingdom, France, Gibraltar, Italy, Spain and other countries worldwide.



BG Group Plc, headquartered in Berkshire, England, is an international energy company that develops and supplies gas markets worldwide. The company and its subsidiaries also provide exploration and production; research and technology; and property development services.



Barclays Plc, headquartered in London, England, is a financial services group engaged primarily in the banking and investment banking businesses. Through its subsidiary, Barclay Bank Plc, the company offers commercial and investment banking, insurance, financial and related services in more than 60 countries.



Bayer AG, headquartered in Leverkusen, Germany, manufactures industrial chemicals and polymers, as well as human and animal healthcare products, pharmaceuticals and agricultural crop protection agents. The company markets its products to the automotive, electronic, medical, construction, farming, textile, utility and printing industries worldwide.



CGU Plc, headquartered in London, England, is the holding company for Commercial Union Assurance Company Plc, an international life and property-casualty insurance operation. Through its subsidiary, the company transacts all classes of insurance and life assurance excluding industrial life. The company also does business in property investment and development, loans and mortgages.



DaimlerChrysler AG, headquartered in Stuttgart, Germany, designs, manufactures and markets automobiles and other vehicles worldwide. The company also provides electronics and telecommunications services as well as aerospace, defense and financial services.



Diageo Plc, headquartered in London, England, has operations in food, alcoholic beverages, fast food restaurants and property management. The company markets food products under the "Pillsbury," "Haagen Dazs," and "Green Giant" brand names; and liquor and beer products under the "Smirnoff," "J&B Rare," "Johnnie Walker," "Jose Cuervo," "Baileys," "Harp" and "Guinness Stout" names. The company also owns "Burger King" restaurants.



ENI SpA, headquartered in Rome, Italy, is a fully integrated oil and gas company with operations worldwide. The company explores for, distributes, refines and markets petroleum products. The company also provides offshore oil and gas pipelaying services.



Halifax Group Plc, headquartered in Halifax, England, provides a full range of personal financial services throughout the United Kingdom.



Hoechst AG, headquartered in Frankfurt, Germany, through subsidiaries, manufactures pharmaceuticals, agriculture and veterinary products and industrial chemicals. The company produces prescription drugs, herbicides, fungicides and insecticides; animal anti-parasitic products, antibiotics and vaccines; and basic chemicals, plastics, polymers and industrial gases. The company markets its products worldwide.



ING Groep N.V., headquartered in Amsterdam, the Netherlands, offers a comprehensive range of financial services worldwide, including life and non-life insurance, commercial and investment banking, asset management and related products.



Lloyds TSB Group Plc, headquartered in London, England, through subsidiaries and associated companies, offers a wide range of banking and financial services throughout the United Kingdom and a number of other countries.



RWE AG, headquartered in Essen, Germany, is one of Germany's largest energy utility companies. Through subsidiaries, the company operates worldwide, offering products and services in the energy, mining, raw materials, petroleum, chemicals, waste disposal, mechanical and plant engineering, construction and civil engineering business sectors.



Rio Tinto Plc, headquartered in London, England, is an international mining company with operations in Australia, Canada, Europe, New
Zealand, South Africa, South America and the United States.



San Paolo-IMI SpA, headquartered in Turin, Italy, operates as a commercial bank in Italy and abroad and is the holding company of a diversified financial group which includes municipal lender "Crediop."



Shell Transport & Trading Company Plc, headquartered in London, England, owns 40% of the Royal Dutch/Shell Group of companies. These companies are involved in all phases of the petroleum industry, from exploration to final processing and delivery. The company primarily derives income from dividends generated by the group's holding companies. The company has locations in over 130 countries around the world.



Societe Generale, headquartered in Paris, France, provides full banking and financial services through both domestic and foreign offices. The company offers clients asset management, capital market services, equity investments and specialized financing, and operates in 80 countries.



UBS AG, headquartered in Zurich, Switzerland, through its subsidiaries, Warburg Dillon Read, UBS Capital and UBS Brinson, offers banking, financing, investment and asset management services.



Unilever Plc, headquartered in London, England, manufactures branded and packaged consumer goods including food, detergents, fragrances and personal care products. The company shares operations with Unilever N.V. The two companies are linked by a series of agreements and operate as a single entity as much as possible. The company sells its products internationally.


  Equity Securities Selected for the Target Small-Cap Portfolio, 2(nd)
                           Quarter 2000 Series


Actel Corporation, headquartered in Sunnyvale, California, designs, develops and markets field programmable gate arrays and associated development system software and programming hardware.



American Xtal Technology, Inc., headquartered in Fremont, California, produces high-performance-compound semiconductor base materials, or substances, for use in a variety of electronic and opto-electronic applications. The company primarily manufactures and sells compound semiconductor substrates composed of gallium arsenide.



Belden Inc., headquartered in St. Louis, Missouri, designs, makes and markets wire, cable and cord products for electronic and electrical applications. The company's products include multiconductor, coaxial and fiber optic backbone cables; and cords and lead, hook-up and other wire.



Cerner Corporation, headquartered in Kansas City, Missouri, designs, develops, markets, installs and supports member/patient-focused clinical and management information systems that are capable of being implemented on an individual, combined or enterprise-wide basis.



Charming Shoppes, Inc., headquartered in Bensalem, Pennsylvania, operates women's specialty apparel stores under the names "Fashion Bug" and "Fashion Bug Plus." The stores sell sportswear, dresses, coats, casual footwear, lingerie and accessories mainly to women between the ages of 20 and 45.



The Cheesecake Factory Incorporated, headquartered in Calabasas Hills, California, operates upscale, full-service, casual dining restaurants under the name "The Cheesecake Factory" in 11 states and Washington, D.C. The company also operates a self-service, limited menu "express" operation at DisneyQuest in Orlando, Florida and a bakery production facility.



Computer Horizons Corp., headquartered in Mountain Lakes, New Jersey, provides a wide range of information technology services and solutions to major corporations, including staffing, application development, conversions/migrations, enterprise network management, legacy maintenance outsourcing, and knowledge transfer and training.



Cost Plus, Inc., headquartered in Oakland, California, operates retail stores, specializing in the sale of casual home living and entertainment products, under the name "Cost Plus World Market," mainly in the western United States.



Cross Timbers Oil Company, headquartered in Fort Worth, Texas, acquires, exploits and develops producing oil and gas properties, with operations in Texas, Kansas, New Mexico, Oklahoma and Wyoming. The company also owns and operates a gas gathering system in Oklahoma.



Dain Rauscher Corporation, headquartered in Minneapolis, Minnesota, provides investment banking, securities brokerage and money management services to individual investors in the western United States as well as corporate and government clients nationwide.



Elcor Corporation, headquartered in Dallas, Texas, makes premium laminated fiberglass asphalt residential roofing products;
remanufactures diesel engine cylinder liners; provides tin plating of pistons; and applies shielding to computer and electronic equipment.



First Consulting Group, Inc., headquartered in Long Beach, California, provides information technology and other consulting services to payors and other healthcare organizations in North America and Europe.



Harman International Industries, Incorporated, headquartered in
Washington, D.C., makes and distributes a broad range of high quality, high fidelity audio and video system components for the consumer home and automotive, original equipment manufacturer, and professional markets worldwide.



hi/fn, inc., headquartered in Los Gatos, California, designs, develops and markets semiconductor devices which are used in a variety of networking and storage equipment such as routers, remote access concentrators, firewalls and back-up storage devices. The company's devices enable secure, high-bandwidth network connectivity and storage of business information.



Indus International, Inc., headquartered in San Francisco, California, develops, markets, implements and supports enterprise asset management software and service solutions for capital intense industries.



Insight Enterprises, Inc., headquartered in Tempe, Arizona, sells microcomputers, peripherals and software mainly to small and medium-sized enterprises, through a combination of targeted direct mail catalogs, advertising in computer magazines and publications, and a strong outbound telemarketing sales force.



Insituform Technologies, Inc. (Class A), headquartered in Chesterfield, Missouri, provides proprietary trenchless technologies for the rehabilitation and improvement of sewer, water, gas and industrial pipes.



Inter-Tel, Incorporated, headquartered in Phoenix, Arizona, develops and provides telephone systems, voice processing, computer telephone integration, and network and long distance calling services to businesses mainly in the United States. The company also provides leasing, support and maintenance services through a direct sales and reseller network.



JAKKS Pacific, Inc., headquartered in Malibu, California, develops, markets and distributes a variety of toys and electronic products for children including specialty dolls and related accessories; toys featuring popular entertainment properties and characters; and collectible and toy vehicles.



Kennametal Inc., headquartered in Latrobe, Pennsylvania, makes, sells and distributes a broad range of tools, industrial supplies and accessories for the metalworking, mining and highway construction industries. The company's operations are located worldwide.



Kronos Incorporated, headquartered in Chelmsford, Massachusetts, designs, develops, makes and markets time and attendance, workforce management and shop floor data collection systems, and application software that enhances productivity in the workplace.



Landstar System, Inc., headquartered in Jacksonville, Florida, through subsidiaries, operates as a truckload carrier in North America, transporting a variety of freight including iron and steel, automotive products, paper, lumber and building products, aluminum, chemicals, foodstuffs, heavy machinery, ammunition and explosives, and military hardware.



META Group, Inc., headquartered in Stamford, Connecticut, provides research and analysis of developments and trends in the computer hardware, software, communications and related information technology ("IT") industries to IT users and vendors. The company also provides related consulting services.



Mobile Mini, Inc., headquartered in Tempe, Arizona, designs and makes portable steel storage containers, portable offices and telecommunications shelters; acquires and refurbishes ocean-going shipping containers for sale and leasing; and designs and makes delivery systems to complement storage container sales and leasing activities.



National Discount Brokers Group, Inc., headquartered in Jersey City, New Jersey, through subsidiaries, acts as a broker/dealer, providing wholesale market-making of Nasdaq and Small-Cap securities; provides deep discount retail brokerage services; acts as a specialist in equity securities on the American Stock Exchange and the NYSE; and provides related financial services.



On Assignment, Inc., headquartered in Calabasas, California, provides temporary and permanent placement of scientific personnel to laboratories and other institutions; and provides temporary and permanent placement of credit, collection and medical billing professionals to the financial services and healthcare industries.


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Pacific Sunwear of California, Inc., headquartered in Anaheim,
California, sells everyday casual apparel, footwear and accessories through mall-based stores in 43 states. The company's customers are primarily young men aged 12 to 24, as well as young women of the same age, who generally prefer a casual look.



Power Integrations, Inc., headquartered in Sunnyvale, California, designs, develops and markets proprietary, high-voltage analog integrated circuits for use in AC-to-DC power conversion.



Priority Healthcare Corporation (Class B), headquartered in Altamonte Springs, Florida, distributes specialty pharmaceuticals and related medical supplies to alternate healthcare markets; and provides patient-specific, self-injectable biopharmaceuticals and disease treatment programs to individuals with chronic diseases.



Province Healthcare Company, headquartered in Brentwood, Tennessee, provides healthcare services in non-urban markets in the United States through general acute care hospitals in four states. The company also provides management services to hospitals.



SBS Technologies, Inc., headquartered in Albuquerque, New Mexico, designs, makes and sells avionics interface equipment for the development, testing and evaluation of military equipment; telemetry equipment used in ground stations for system test data reception and satellite communication; and computer I/O equipment for commercial and industrial applications.



SierraCities.com Inc., headquartered in Houston, Texas, delivers financing to small businesses through its online electronic commerce software system. The company's products enable small businesses to gain online access to financing for specific equipment purchases and for general corporate purposes.



The Source Information Management Company, headquartered in St. Louis, Missouri, provides monitoring, documentation and collection services required to obtain single copy magazine sales incentive payments available from magazine publishers to magazine and periodical retailers.



Southwest Securities Group, Inc., headquartered in Dallas, Texas, provides securities transaction processing to broker/dealers; securities brokerage to individuals and institutions; investment banking services to municipal and corporate clients; fixed income and equity securities trading; and asset management and trust services.



Stericycle, Inc., headquartered in Lake Forest, Illinois, uses proprietary technology to provide environmentally responsible management of regulated medical waste for the healthcare industry.



Stone Energy Corporation, headquartered in Lafayette, Louisiana, acquires, exploits and operates oil and gas properties mainly in the Gulf Coast Basin.



Take-Two Interactive Software, Inc., headquartered in New York, New
York, designs, develops, publishes and markets interactive software games.



Tetra Tech, Inc., headquartered in Pasadena, California, provides comprehensive environmental engineering and consulting services addressing complex water contamination and other environmental problems.



The Timberland Company (Class A), headquartered in Stratham, New
Hampshire, designs, develops, makes and markets boots, shoes, apparel and accessories under the "Timberland" brand name.



Vicor Corporation, headquartered in Andover, Massachusetts, designs, manufactures and markets modular power components and complete power systems using a patented, high frequency electronic power conversion technology called zero current switching.


   Equity Securities Selected for the Value Line(registered trademark)
               Target Portfolio, 2(nd) Quarter 2000 Series


AVX Corporation, headquartered in Myrtle Beach, South Carolina, makes and supplies a broad line of passive electronic components and related products. The company also makes and sells electronic connectors, and distributes and sells certain passive components and connectors manufactured by Kyocera Corp.



Adobe Systems Incorporated, headquartered in San Jose, California, develops, markets and supports computer software products and technologies that enable users to express and use information across all print and electronic media.



Analog Devices, Inc., headquartered in Norwood, Massachusetts, designs, makes and sells a broad line of high-performance linear, mixed signal and digital integrated circuits that address a wide range of real-world signal processing applications.



Applied Materials, Inc., headquartered in Santa Clara, California, develops, manufactures and markets semiconductor wafer fabrication

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equipment and related spare parts to semiconductor wafer manufacturers and semiconductor integrated circuit manufacturers.




BCE Inc., headquartered in Montreal, Canada, with subsidiaries and affiliates, provides telecommunications services in Canada; publishes telephone directories in Canada and internationally; and designs and builds telecommunications networks globally.



Cypress Semiconductor Corporation, headquartered in San Jose, California, designs, makes and sells a broad line of high performance, digital integrated circuits which are fabricated using proprietary CMOS (complementary metal-oxide-silicon), BiCMOS, and Flash technologies. The company designs, develops and manufactures high-performance integrated circuits for a range of markets, including computers, telecommunications, instrumentation and military systems.



Electro Scientific Industries, Inc., headquartered in Portland, Oregon, provides electronics manufacturers with equipment necessary to produce key components used in wireless telecommunications, computers, automotive electronics, and many other electronic products.



Gemstar International Group Limited, headquartered in Pasadena,
California, develops, markets and licenses proprietary technologies and systems that simplify and enhance the viewing and recording of video and television programming.



Integrated Device Technology, Inc., headquartered in Santa Clara,
California, designs, develops, makes and sells a broad range of high performance semiconductor products and modules for its key markets: data communications and telecommunications equipment; personal computers; and shared network devices.



IVAX Corporation, headquartered in Miami, Florida, researches, develops, makes and sells generic and branded pharmaceuticals. The company's business is focused primarily in oncology products, respiratory products and specialty generic pharmaceuticals.



Jones Pharma Incorporated, headquartered in St. Louis, Missouri, makes and sells pharmaceuticals, including products that serve the thyroid treatment and the critical care segments of the health care industry as well as the companion animal segment of the veterinary industry.



LSI Logic Corporation, headquartered in Milpitas, California, designs, develops, makes and sells application-specific integrated circuits.



Micrel, Incorporated, headquartered in San Jose, California, designs, develops, manufactures and markets a range of high performance analog integrated circuits that are used in a wide variety of electronic products, including those in the communications, computer and industrial markets.



Network Appliance, Inc., headquartered in Sunnyvale, California, designs, makes, markets and supports high performance network data storage devices which provide fast, simple, reliable and cost-effective file service for data-intensive network environments.



Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.



PE Corp.-PE Biosystems Group, headquartered in Norwalk, Connecticut, supplies instrument systems, reagents, software, and related services to the life science industry and research community. The company also provides related consulting and contract research and development services.



PMC-Sierra, Inc., headquartered in Burnaby, British Columbia, Canada, designs, develops, markets and supports high-performance semiconductor system solutions used in broadband communications infrastructures, high-bandwidth networks and multimedia personal computers.



QLogic Corporation, headquartered in Costa Mesa, California, designs and supplies semiconductor products that provide interface connections between computer systems and their attached data storage peripherals such as hard disk drives, tape drives and subsystems.



QUALCOMM Incorporated, headquartered in San Diego, California, designs, develops, makes, sells, licenses and operates advanced communications systems and products based on proprietary digital wireless technology. The company's products include "CDMA" integrated circuits, wireless phones and infrastructure products, transportation management information systems and ground stations, and phones for the low-earth-orbit satellite communications system.



SCI Systems, Inc., headquartered in Huntsville, Alabama, designs, makes, markets and services products for the computer, computer peripheral, telecommunication, medical, industrial, consumer, and military and aerospace markets.



SDL, Inc., headquartered in San Jose, California, designs, manufactures and markets semiconductor optoelectronic integrated circuits, semiconductor lasers, fiber optic products and optoelectronic systems.

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The company's products are used in the telecommunications, cable television, dense wavelength division multiplexing and satellite communications markets.



Siebel Systems, Inc., headquartered in San Mateo, California, designs, sells and supports enterprise-class sales and marketing information software systems. The company also designs, develops and markets a Web-based application software product.



Symantec Corporation, headquartered in Cupertino, California, develops utility software for business and personal computing. The company's products are organized into 3 business units: remote productivity solutions; security and assistance; and Internet tools, royalties and other.



Teradyne, Inc., headquartered in Boston, Massachusetts, makes electronic test systems and software for use in the electronics industry, and backplane connection systems for the military/aerospace, telecommunications and computer industries.



The Titan Corporation, headquartered in San Diego, California, provides state-of-the-art information technology and electronic systems and services to commercial and government customers in the areas of communications systems, software systems, information technologies, and medical sterilization and food pasteurization.


We have obtained the foregoing company descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

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